EXHIBIT 10.28

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                   TERRI ALLEN

                                   GTSI CORP.

                       Nonqualified Stock Option Agreement

     GTSI Corp., a Delaware corporation (the "Company"), hereby grants to Terri Allen (the "Optionee") an option (the "Option") to purchase a total of 30,000 shares of Common Stock, $0.005 par value (the "Shares"), of the Company, at the price and on the terms set forth herein.

1. Nature of the Option. This Option is intended to be a nonqualified stock option and is not intended to be an incentive stock option within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

2. Definitions. As used herein, the following definitions shall apply:

(a)  "Board" shall mean the Board of Directors of the Company.

(b) "Common Stock" shall mean the Common Stock, $0.005 par value, of the Company.

(c) "Continuous Employment" or "Continuous Status As An Employee" shall mean the absence of any interruption or termination of employment or service as an Employee by the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries or its successors.

(d) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. The payment of directors' fees by the Company shall not be sufficient to constitute employment by the Company.

(e)  "Optioned Stock" shall mean the Common Stock subject to this Option.

(f) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Sections 425(e) and (g) of the Code.

(g) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 425(f) and (g) of the Code.

3. Date of Grant; Term of Option. This Option is granted as of July 31, 2001 (the "Grant Date"), and it may not be exercised later than the earlier of (i) seven years from the Grant Date or (ii) three months after the Optionee has ceased to be an Employee of the Company.

4. Option Exercise Price. The Option exercise price is $6.40 per Share.

5. Exercise of Option. This Option shall be exercisable during its term only as follows:


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(a) Right to Exercise. This Option shall vest and be exercisable cumulatively in four equal annual installments, the first installment vesting on the first anniversary of the Grant Date and the remaining installments occurring upon each subsequent anniversary of the Grant Date; provided, however, that the entire Option shall vest and be exercisable immediately as to all outstanding shares if your duties or responsibilities are materially modified without your consent, or in the case of a "change in control," and if your employment ceases for any reason other than for "cause."

     "Change in control" is defined as (i) control of 50% or more of outstanding shares of GTSI; (ii) a change in a majority of the Company Board of Directors if the change occurred during any 12 consecutive months, and the new directors were not elected by the Company's stockholders or by a majority of the directors who were in office at the beginning of the 12 months; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

     "Cause" is defined as termination by GTSI of an officer's employment as a result of: (i) acts or omissions involving unacceptable performance or conduct (examples of which include, but are not limited to: failure or refusal to perform assigned duties or to follow Company policies, as determined in the sole discretion of the Company; commission of sexual harassment; excessive absenteeism; unlawful use or possession of drugs or misuse of legal drugs or alcohol; misappropriation of a Company asset or opportunity; the offer, payment, solicitation or acceptance of any bribe or kickback with respect to the Company's business; the assertion, representation or certification of any false claim or statement to a Company customer; or indictment or conviction for any felony whatsoever or for any misdemeanor involving moral turpitude); (ii) inability for any reason to perform the essential functions of the position; or
(iii) other conduct deemed by the Company to be inappropriate for an officer or harmful to the Company's interests or reputation.

(b) Method of Exercise. This Option shall be exercisable from time to time as to all or any portion of the Shares as to which this Option is then exercisable by written notice in the form attached hereto (the "Notice"). The Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The Notice shall be accompanied by payment of the aggregate Option exercise price. Such payment of the aggregate Option exercise price shall be by cash, check or such other consideration and method of payment as may be approved by the Board or authorized by this Option. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of the Optionee and shall bear any legend required under Section 14 hereof and/or applicable Blue Sky or other laws.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this Option or the issuance of shares pursuant thereto to comply with such laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation. This Option may not be exercised for a fraction of a Share.

(d) Effect of Exercise. Exercise of this Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for sale under this Option by the number of Shares as to which this Option is exercised.

6. No Rights as Stockholder. Until this Option is properly exercised in whole or in part in accordance with the terms of Section 5 hereof, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date this Option is exercised, except as provided in Section 10 hereof.

7. Delivery of Share Certificates. As soon as practicable after any proper exercise of this Option, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which this Option shall have been exercised. The time of


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issuance and delivery of the certificate(s) representing the Shares for which this Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

8. Termination of Status as an Employee. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 3 hereof.

9. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Reservation of Shares. The Company covenants and agrees that during the term of this Option the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Option at least the maximum number of shares of Common Stock as are issuable upon the exercise of this Option.

11. Continuation of Employment. This Option shall not confer upon the Optionee any right to continue in the employment of the Company or any of its Subsidiaries or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

13. Legends. Each certificate representing the Shares shall contain such legends as may be required under applicable blue sky laws. Unless an appropriate registration statement is filed and becomes effective pursuant to the Securities Act of 1933, as amended, with respect to the Shares, each certificate representing such Shares shall also have endorsed thereon a legend substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."


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14. Action by the Company. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

15. Interpretation. As a condition to the granting of this Option, the Optionee and each person who succeeds to the Optionee's rights hereunder, agrees that any dispute or disagreement which shall arise under or as a result of or pursuant to this Option shall be determined by the Board in its sole discretion, and that any such determination or interpretation of the terms of this Option by the Board shall be final, binding and conclusive.

16. Notices. Any notice to be given to the Company pursuant to this Option shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) as its principal office, and any notice to be given to the Optionee shall be delivered personally or addressed to him at the address given beneath his signature set forth below, or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

17. Invalid Provisions. In the event that any provision of this Option is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

18. Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee and is dated as of the Grant Date.

GTSI Corp.                                 Optionee

By:____________________________________    Signature:___________________________

Name:__________________________________    Address:_____________________________

Title:_________________________________            _____________________________


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                                   GTSI CORP.

                       NOTICE OF EXERCISE OF STOCK OPTION

                         (Please print legibly or type)

I, Terri Allen, ("Optionee"), hereby agree, represent and warrant to GTSI Corp. (the "Company") as follows:

     1. On July 31, 2001, I was granted a Nonqualified Stock Option (the "Option") pursuant to which I was granted the right to purchase 30,000 shares of the Company's Common Stock, subject to adjustment in accordance with the Nonqualified Stock Option Agreement evidencing said Option (the "Optioned Shares").

     2. I am eligible to exercise the Option to the extent that I am exercising the Option.

     3. I hereby elect to exercise the Option to purchase __________ of such Optioned Shares (the "Shares") under the Nonqualified Stock Option Agreement evidencing said Option at $6.40 per Share, for an aggregate purchase price of $__________.

     4. This Notice of Exercise of Stock Option is accompanied by payment in full for the Shares and withholding tax in the form of cash, a check or any combination thereof.

     5. In connection with my exercise of the Option, I have received a copy of the Nonqualified Stock Option Agreement relating to the Company's Common Stock issuable under the Option.

Dated:  ________________________________________________________________________
                                            Signature of Optionee

________________________________________________________________________________
Social Security Number                      Address

________________________________________________________________________________
                                            City, State, Zip

================================================================================

Received on behalf of GTSI Corp. on _________________________.

Signature:______________________________________________________________________

Print Name:_____________________________________________________________________


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